                                [GRAPH OF FLAG]


                                    COLONIAL

                                   INVESTMENT

                                 GRADE MUNICIPAL

                                      TRUST


                                  ANNUAL REPORT

                                DECEMBER 31, 1996

              COLONIAL INVESTMENT GRADE MUNICIPAL TRUST HIGHLIGHTS
                       JANUARY 1, 1996 - DECEMBER 31, 1996

INVESTMENT OBJECTIVE: Colonial Investment Grade Municipal Trust seeks to provide current income, generally exempt from federal income taxes, by investing primarily in investment-grade municipal securities.

POLICY CHANGE: At a meeting held on February 16, 1996, the Trustees approved a policy change to eliminate the Trust's 5% limit on investing in zero coupon tax-exempt bonds.

THE FUND IS DESIGNED TO OFFER:
         X      Tax-free income
         X      Professional management
         X      Expert credit analysis

PORTFOLIO MANAGER COMMENTARY: "The past 12 months have been volatile for fixed income investments, with long-term interest rates ranging from a low of 5.95% to a high of 7.19%. We saw the pace of economic activity moderate, and interest rates decline during October and November. Investors' perception of a pick-up in economic growth during the last several weeks of 1996 lead us to take a cautious outlook as we wait to see firmer evidence of the market's direction."


                                                                - William Loring


              COLONIAL INVESTMENT GRADE MUNICIPAL TRUST PERFORMANCE

     Distributions declared per share(1)               $0.617

                                               NAV                MARKET PRICE

     12-month total return, assuming
     reinvestment of all distributions         4.60%                  9.06%

     Price per share                         $10.87                 $10.13

(1) A portion of the Trust's income may be subject to the alternative minimum tax.

The Trust may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Trust's ordinary income which will be taxable when distributed.

TOP FIVE SECTORS                        QUALITY BREAKDOWN
(as of 12/31/96)                        (as of 12/31/96)

Education .................  12.9%      NET CASH:                     2.6%
Housing ...................  12.7%      NON-RATED:                   15.3%
Turnpike ..................  10.6%      BBB:                         15.5%
Hospital ..................   7.9%      A:                           12.0%
General Obligation ........   6.9%      AAA:                         49.1%
                                        AA:                           5.5%

Sector and quality breakdowns are calculated as a percent of total net assets. Because the Trust is actively managed, there can be no guarantee the Trust will continue to maintain these quality weightings or invest in these sectors in the future. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present your Fund's annual report for the fiscal year ended December 31, 1996. This report reflects on the investment environment of the past 12 months and on the performance of your Fund.

                          [PHOTO OF HAROLD W. COGGER]

The economy grew at a comfortable pace through the end of 1995 and into 1996. The Federal Reserve Board lowered short-term interest rates in December 1995 and again in January 1996, but stronger-than-expected economic indicators in February 1996 brought the Fed easing trend to a halt. However, recently released economic data confirm that economic growth has slowed to a pace well within the "comfort zone" of the Federal Reserve Board, lessening the market's fears of a Fed tightening. We are hopeful that the volatility that has characterized the fixed income market during the past year will be somewhat reduced in the months ahead.

While market conditions put pressure on municipal bond prices, technical dynamics, such as low supply and strong retail market support, enabled tax-exempt bonds to outperform Treasury bonds for much of the year. The post-election conditions should promote a period of stability for the municipal market as the flat tax initiative is now a receding memory.

Our economic expectations include growth continuing at a slower, but more sustainable, rate and our outlook for 1997 is relatively bright. Lower mortgage rates increased consumer spending power and accelerating exports lead us to believe that the current economic expansion could continue through the year ahead.

As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.


Respectfully,

/s/ Harold W. Cogger
--------------------
    Harold W. Cogger
    President
    February 10, 1997

Because market conditions change frequently, there can be no assurance that the trends described here will continue, come to pass or affect Fund performance.


                              INVESTMENT PORTFOLIO
                        DECEMBER 31, 1996 (IN THOUSANDS)

MUNICIPAL BONDS - 96.2%                                          PAR         VALUE
----------------------------------------------------------------------------------
EDUCATION - 12.6%
 CA State Educational Facilities
  Authority, Santa Clara University,
  Series 1996,
                               5.000%  09/01/15                $1,050       $  987
 MA State Health & Educational
  Facilities, Harvard University,
   Series N,
                               6.250%  04/01/20                 4,000        4,390
 MN University of Minnesota,
  Series 1996 A,
                               5.750%  07/01/14(a)                500          517
 NE Higher Educational Loan Program,
  Series 1993 A,
                               6.450%  06/01/18                 1,000        1,039
 NH State Higher Educational & Health
  Facilities Authority, Dartmouth College,
                               5.375%  06/01/23                 4,000        3,855
 NY New York State Dormitory Authority
  City University, Series 1993 A,
                               5.750%  07/01/18                 5,000        4,962
                                                                           -------
                                                                            15,750
                                                                           -------

----------------------------------------------------------------------------------
GENERAL OBLIGATIONS - 11.4%
 CA State of California,
                               5.750%  03/01/19                 2,000        2,010
 CO El Paso County School District No. 11,
  Series 1996,
                               7.125%  12/01/19                 1,870        2,246
 CO Highlands Ranch Metropolitan District 2,
  Series 1996,
                               6.500%  06/15/11                 1,375        1,542
 IL Chicago, Series A-2,
                               6.250%  01/01/14                 1,480        1,602
 MI Grand Ledge Public School District,
  Series 1995,
                               5.375%  05/01/24                 1,750        1,702
 NY New York City, Series 1997 A,
                               7.000%  08/01/07                 2,000        2,197
 PA Philadelphia, Series B,
                               5.500%  09/01/18                 2,000        1,970
 TN Metropolitan Government, Nashville &
 Davidson County,
                               6.150%  05/15/25                 1,000        1,039
                                                                           -------
                                                                            14,308
                                                                           -------


                     Investment Portfolio/December 31, 1996
----------------------------------------------------------------------------------
HEALTH - 15.8%
 HOSPITALS - 7.7%
 AL Special Care Facilities Authority,
  Montgomery Health Care,
   Series 1989,
                              11.000%  10/01/19                $1,045       $1,066
 DE State Economic Development Authority,
  Riverside Hospital, Series 1992 A,
                               9.500%  01/01/22                   235          307
 FL Orange County Health Facilities
  Authority, Orlando Regional Healthcare
  Series 1996 C,
                               6.250%  10/01/13                 2,460        2,666
 IL Health Facility Authority,
  RIB (variable rate), Series 1992 B,
                               9.831%  05/01/21                   700          811
 MO Hannibal Industrial Development,
  Medical Systems of Northeast Missouri,
  Series 1992,
                               9.500%  03/01/22                   500          624
 NH Higher Educational and Health
  Facilities, Catholic Medical Center,
   Series 1989,
                               6.000%  07/01/17                 2,500        2,431
 TN Metropolitan Government, Nashville
  & Davidson Counties, Meharry Medical
  College, Series 1996,
                               6.000%  12/01/16                 1,575        1,677
                                                                            ------
                                                                             9,582
                                                                            ------

 HUMAN SERVICE PROVIDERS - 2.3%
 IN Wabash First Mortgage, Hoosier
  Care, Inc., Series 1989 A,
                               9.750%  08/01/19                 1,460        1,551
 NY State Medical Care Facilities
  Finance Agency, Mental Health
  Services Facilities Improvement,
  Series 1991 A,
                               7.500%  02/15/21                   270          298
 TN Shelby County, Health, Education,
  & Housing Facilities Board, Open Arms
  Development Center:
   Series 1992 A,
                               9.750%  08/01/19                   475          547
   Series 1992 C,
                               9.750%  08/01/19                   475          547
                                                                            ------
                                                                             2,943
                                                                            ------

                     Investment Portfolio/December 31, 1996
----------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                           PAR        VALUE
----------------------------------------------------------------------------------
HEALTH - CONT.
NURSING HOMES - 5.8%
 CO Health Care Facilities Authority,
  Pioneer Health Care, Series 1989,
                              10.500%  05/01/19                $1,710       $1,659
 DE State Economic Development Authority,
  Churchman Village Project, Series A,
                              10.000%  03/01/21                 1,000        1,179
 FL Broward County Industrial Development,
  Beverly Enterprises,
                               9.800%  11/01/10                   265          294
 FL Escambia County Industrial Development,
  Beverly Enterprises Series 1985 I,
                               9.800%  06/01/11                   200          220
 FL Leon County Industrial Development,
  Beverly Enterprises Series 1985,
                               9.800%  06/01/11                    20           22
 KY Jefferson County Health Facilities
  Beverly Enterprises, Inc., Series 1985 B,
                               9.750%  08/01/07                   740          806
 PA Chester County Industrial Development,
  Pennsylvania Nursing Home, Inc., Series 1989,
                              10.125%  05/01/19                 1,237        1,285
 PA Delaware County Development Authority,
  Main Line and Haverford Nursing Home,
  Series 1992,
                               9.000%  08/01/22                   600          655
 WI State Health and Educational Facilities
  Metro Health Foundation Inc.,
                              10.000%  11/01/22(b)              1,300        1,170
                                                                            ------
                                                                             7,290
                                                                            ------

--------------------------------------------------------------------------------
HOUSING - 13.4%
 ASSISTED LIVING/SENIOR - 0.4%
 TX Bell County Health Facilities
  Development Corp., Care Institute Inc.,
                               9.000%  11/01/24                   500          542
                                                                            ------
 MULTI-FAMILY - 4.6%
 FL Clearwater Housing Authority,
  Hampton Apartments, Series 1994,
                               8.250%  05/01/24                   700          734
 FL Hialeah Housing Authority, Series 1991,
                               9.500%  11/01/21                   500          475
 FL State Housing Finance Agency,
  Windsong Apartments, Series 1993 C,
                               9.250%  01/01/19                   240          241




                     Investment Portfolio/December 31, 1996
-----------------------------------------------------------------------------------
 MN White Bear Lake, Multi-family Housing
  Revenue, Birch Lake Townhomes Project:
  Series 1989 A,
                              10.250%  07/15/19                $  775       $  779
  Series 1989 B,
                         (c)           07/15/19                   735        1,316
 Resolution Trust Corp., Pass Through
  Certificates, Series 1993 A,
                               8.500%  12/01/16(d)              2,124        2,172
                                                                            ------
                                                                             5,717
                                                                            ------
SINGLE-FAMILY - 8.4%
 IN State Housing Finance Authority
  Single Family Mortgage GNMA,
  Series 1990 D,
                               7.800%  01/01/22                   165          170
 LA Housing Financing Agency:
  Residual Lien Mortgage, Series 1992,
                               7.375%  09/01/13                 1,005        1,030
  Series 1988,
                               8.300%  11/01/20                 1,090        1,127
 MA State Housing Finance Agency,
  Series 1988 B,
                               8.100%  08/01/23                   255          267
 NE State Single-family Mortgage
  Revenue,
                               7.550%  03/15/22                 5,500        5,789
 NY State Mortgage Agency, Series F,
                               8.000%  10/01/17                    55           57
 OH Housing Finance Agency, Single-family
  Mortgage Revenue, RIB (variable rate),
   Series B-4,
                               9.849%  03/31/31                 1,915        2,030
                                                                            ------
                                                                            10,470
                                                                            ------

----------------------------------------------------------------------------------
MANUFACTURING -1.4%
MEASURING & ANALYZING INSTRUMENTS - 0.9%
 MN Brooklyn Park Industrial Development,
  TL Systems Corp., Series 1991,
                              10.000%  09/01/16                   945        1,168
                                                                            ------

TRANSPORTATION EQUIPMENT - 0.5%
 MN Buffalo,
  Von Ruden Manufacturing, Inc.,
                              10.500%  09/01/14                   550          612
                                                                            ------

                     Investment Portfolio/December 31, 1996
----------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                          PAR         VALUE
----------------------------------------------------------------------------------
POLLUTION CONTROL REVENUE - 2.3%
 IN Petersburg Pollution Control,
  Indianapolis Power & Light Co.,  Series 1993 B,
                               5.400%  08/01/17                $3,000       $2,884
                                                                            ------

----------------------------------------------------------------------------------
 PUBLIC FACILITIES IMPROVEMENT - 1.0%
 MN Mille Lacs Capital Improvement
  Infrastructure, Band of Chippewa,
  Series 1992  A,
                               9.250%  11/01/12                   265          295
 NY State Urban Development Corp.,
                               5.600%  04/01/15                 1,000          980
                                                                            ------
                                                                             1,275
                                                                            ------

----------------------------------------------------------------------------------
PUBLIC INFRASTRUCTURE - 14.9%
AIRPORTS - 4.6%
 CO Denver City and County Airport,
  Stapleton International Airport:
  Series 1990 A,
                               8.500%  11/15/23                 2,000        2,300
  Series 1992 B,
                               7.250%  11/15/23                 1,000        1,091
 IL Regional Transportation Authority,
  Series C,
                               7.750%  06/01/20                 1,000        1,283
 IN Indianapolis Airport Authority,
  Federal Express Project, Series 1994,
                               7.100%  01/15/17                 1,000        1,081
                                                                            ------
                                                                             5,755
                                                                            ------
TURNPIKES/TOLL ROADS/BRIDGES - 10.3%
 CA Foothill/Eastern Transportation
  Corridor Agency, State Toll Road Senior Lien,
                               5.000%  01/01/35                 1,000          849
 CA San Joaquin Hills Transportation
  Agency, Senior Lien Toll Road, Series 1993,
   Capital Appreciation Bonds
                         (c)           01/01/23                 5,250        1,043
                               6.750%  01/01/32                   500          529
 FL Orlando & Orange County Expressway,
  Series A
                               5.125%  07/01/20                 5,000        4,688
 IL Chicago, Skyway Bridge, Series 1996,
                               5.375%  01/01/16                 1,750        1,689
 NH State Turnpike Systems,
  RIB (variable rate), Series 1991 C,
                               9.779%  11/01/17                 1,000        1,228



                     Investment Portfolio/December 31, 1996
----------------------------------------------------------------------------------
TURNPIKES/TOLL ROADS/BRIDGES - CONT.
NY State Thruway Authority,
 Highway & Bridging Trust Fund,
 Series 1995 B,
                               5.125%  04/01/15(e)             $3,000      $ 2,861
                                                                           -------
                                                                            12,887
                                                                           -------
----------------------------------------------------------------------------------
REFUNDED/ESCROW/SPECIAL OBLIGATIONS (f) - 3.1%
 DC District of Columbia Hospital,
  Washington Hospital Center Corp.,
  Series 1990 A,
                               8.750%  01/01/15                   615          713
 DE Wilmington, Riverside Hospital,
  Series 1988 A,
                              10.000%  10/01/03                    50           55
 FL Pinellas County Health Facilities
  Sun Coast Hospital, Series 1990 A,
                               8.500%  03/01/20                   840          957
 MI Wayne County, Limited Tax General
  Obligation Building Authority, Series 1992 A,
                               8.000%  03/01/17                   250          292
 NC Lincoln County, Lincoln County Hospital,
                               9.000%  05/01/07                   180          214
 NY State Dormitory Authority,
  City University, Series 1990 A,
                               7.625%  07/01/20                   750          843
 NY State Medical Care Facilities
  Finance Agency, Mental Health Services,
  Series 1991 A
                               7.500%  02/15/21                   730          825
                                                                           -------
                                                                             3,899
                                                                           -------

----------------------------------------------------------------------------------
SALES & EXCISE TAX - 0.8%
FL Tampa Sports Authority, Tampa
 Bay Arena Project,
 Series 1995,
                               5.750%  10/01/25                 1,000        1,039
                                                                           -------

----------------------------------------------------------------------------------
SOLID WASTE - 2.5%
LAND FILL - 0.2%
 MA State Industrial Finance Agency,
  Peabody Monofill Associates, Inc.,
  Series 1995,
                               9.000%  09/01/05                   240          254
                                                                           -------

RESOURCE RECOVERY  - 2.3%



 SC Charleston County Recovery
  Foster Wheeler Series 1987 A,
                               9.250%  01/01/10                 2,640        2,823


                     Investment Portfolio/December 31, 1996
----------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                          PAR         VALUE
----------------------------------------------------------------------------------
STATE & COMMUNITY LEASE - 3.2%
 CA State Public Works Board,
  Department of Corrections, Series 1996 A,
                               5.500%  01/01/17                $1,000       $  991
 IN State Office Building Commission,
  Women's Prison, Series B,
                               6.250%  07/01/16(e)              2,820        3,014
                                                                            ------
                                                                             4,005
                                                                            ------

----------------------------------------------------------------------------------
TAX ALLOCATION - 3.1%
 CA Contra Costa County Public Financing
  Authority, Series 1992 A,
                               7.100%  08/01/22                 1,000        1,073
 NY State Local Government Assistance Corp.,
  Series 1993 E,
                               5.000%  04/01/21                 3,000        2,779
                                                                            ------
                                                                             3,852
                                                                            ------

----------------------------------------------------------------------------------
UTILITY - 6.4%
CO-GENERATION - 0.9%
 FL Martin County Industrial
  Development Authority,
  Indiantown Co-Generation Project,
                               7.875%  12/15/25                 1,000        1,140
                                                                            ------
MUNICIPAL ELECTRIC - 5.5%
 IN State Municipal Power Agency,
  Series B,
                               6.000%  01/01/12(e)              2,000        2,108
 MN Southern Minnesota Municipal Power
  Agency, Series A,
                               5.000%  01/01/16                 1,000          919
 NY State Energy Research & Development
  Authority, Consolidated Edison Co.,
  Series 1991 A,
                               7.500%  01/01/26                 1,000        1,078
 OH Cleveland Public Power System,
  Series 1996
                               5.000%  11/15/24                 1,000          920
 TN Metropolitan Government, Nashville
  & Davidson Counties,
  Series 1996 A,
                               (g)     05/15/09                 1,825          935
 UT Intermountain Power Agency,
  Series 1993 A,
                               5.000%  07/01/23                 1,000          904
                                                                            ------
                                                                             6,864
                                                                            ------


                     Investment Portfolio/December 31, 1996
----------------------------------------------------------------------------------
WATER & SEWER - 4.3%
 FL Dade County Water & Sewer System,
                               5.500%  10/01/25                $1,500     $  1,472
 MA State Water Resources Authority,
  Series 1993 B,
                               5.000%  03/01/22                 1,000          903
 MS Five Lakes Utility District,
                               8.250%  07/15/24                   140          144
 PR Commonwealth Aqueduct & Sewer
  Authority, Series 1995:
                               6.250%  07/01/12                 1,000        1,089
                               6.250%  07/01/13                   750          811
 TX Bexar Metropolitan Water District,
                               5.000%  05/01/19                 1,000          930
                                                                          --------
                                                                             5,349
                                                                          --------

TOTAL MUNICIPAL BONDS  (cost of $113,949)(h)                               120,408
                                                                          --------

SHORT-TERM OBLIGATIONS  - 2.4%
----------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (i)
 MI Farmington Hills Hospital
  Finance Authority,
  Botsford General Hospital, Series 1991 B,
                               5.250%  02/15/16                   800          800
 MI Flint Hospital Building Authority,
  Hurley Medical Center, Series 1995 B,
                               4.200%  07/01/15                   900          900
 MS Perry County,
  Leaf River Forest Project,
                               5.000%  03/01/02                 1,300        1,300
                                                                          --------

 TOTAL SHORT-TERM OBLIGATIONS                                                3,000
                                                                          --------

 OTHER ASSETS & LIABILITIES, NET - 1.4%                                      1,717
----------------------------------------------------------------------------------

 NET ASSETS-100%                                                          $125,125
                                                                          ========


 NOTES TO INVESTMENT PORTFOLIO:
 (a) This security has been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.
 (b) This is a restricted security which was acquired on February 25, 1996 at a cost of $1,432. This security represents 0.9% of the Fund's net assets as of December 31, 1996.

                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
 NOTES TO INVESTMENT PORTFOLIO-CONT.

 (c) Accrued interest accumulates in the value of the security and is payable at redemption.
 (d) Security exempt from registration under Rule 144-A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, the value of this security amounted to $2,172 or 1.7% of net assets.
 (e) These securities, or a portion thereof, are being used to collateralize the delayed delivery purchase indicated in note
      (a) above.
 (f) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the principal and interest.
 (g)  Zero coupon bond.
 (h)  Cost for federal income tax purposes is the same.
 (i) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of December 31, 1996.


                           Acronym                      Name
                           -------                      ----
                             RIB               Residual Interest Bond


                        STATEMENT OF ASSETS & LIABILITIES

                                DECEMBER 31, 1996


(in thousands except for per share amount)
ASSETS
Investments at value (cost $113,949)                                      $120,408
Short-term obligations                                                       3,000
                                                                          --------
                                                                           123,408
Receivable for:
  Interest                                                   $2,335
  Investments sold                                               25
Other                                                             2          2,362
                                                             ------       --------
  Total Assets                                                             125,770


LIABILITIES
Payable for investments purchased                               512
Payable to custodian bank                                       108
Accrued:
  Deferred Trustees fees                                          2
Other                                                            23
  Total Liabilities                                          ------            645
                                                                          --------

NET ASSETS  at value for 11,509
  shares of beneficial interest outstanding                               $125,125
                                                                          ========


Net asset value per share                                                 $  10.87
                                                                          ========

COMPOSITION OF NET ASSETS
Capital paid in                                                           $127,935
Undistributed net investment income                                            277
Accumulated net realized loss                                               (9,546)
Net unrealized appreciation                                                  6,459
                                                                          --------
                                                                          $125,125
                                                                          ========











See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

(in thousands)
INVESTMENT INCOME
Interest                                                                   $ 8,233

EXPENSES
Management fee                                               $  802
Transfer agent                                                   47
Bookkeeping fee                                                  35
Trustees fee                                                     13
Custodian fee                                                     3
Audit fee                                                        41
Legal fee                                                        73
Reports to shareholders                                          11
Other                                                            55          1,080
                                                             ------        -------
       Net Investment Income                                                 7,153
                                                                           -------

NET REALIZED & UNREALIZED LOSS ON PORTFOLIO POSITIONS
Net realized loss on:
Investments                                                  (1,400)
Closed futures contracts                                        (73)
                                                             ------
  Net Realized Loss                                                         (1,473)

Net unrealized depreciation during
  the period                                                                  (578)
                                                                           -------
           Net Loss                                                         (2,051)
                                                                           -------
Net Increase in Net Assets from Operations                                 $ 5,102
                                                                           =======














See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  Year ended
(in thousands)                                                    December 31
                                                           =======================
INCREASE (DECREASE) IN NET ASSETS                             1996          1995
Operations:
Net investment income                                      $  7,153       $  7,375
Net realized loss                                            (1,473)        (2,659)
Net unrealized appreciation (depreciation)                     (578)        15,444
                                                           -----------------------
    Net Increase from Operations                              5,102         20,160

Distributions:
From net investment income                                   (7,095)        (7,302)
                                                           -----------------------
        Total Increase (Decrease)                            (1,993)        12,858

NET ASSETS
Beginning of period                                         127,118        114,260
                                                           -----------------------
End of period (including undistributed net
  investment income of $277 and $125, respectively)        $125,125       $127,118
                                                           =======================
NUMBER OF FUND SHARES
Outstanding at end of period                                 11,509         11,509
                                                           =======================

























See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996

NOTE 1. ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: Colonial Investment Grade Municipal Trust (the Fund), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Fund's investment objective is to provide current income, generally exempt from Federal income taxes, by investing primarily in investment-grade municipal securities. The Fund authorized an unlimited number of shares.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

                 Notes to Financial Statements/December 31, 1996
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.65% annually of the Fund's average weekly net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $18,000 per year plus 0.0233% of the Fund's average net assets over $50 million.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended December 31, 1996, purchases and sales of investments, other than short-term obligations, were $24,173,589 and $29,615,854, respectively.

Unrealized appreciation (depreciation) at December 31, 1996, based on cost of investments for both financial statement and federal income tax purposes was:

                  Gross unrealized appreciation                  $7,165,918
                  Gross unrealized depreciation                    (706,586)
                                                                 ----------
                    Net unrealized appreciation                  $6,459,332
                                                                 ==========


CAPITAL LOSS CARRYFORWARDS: At December 31, 1996, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                     Year of                            Capital loss
                   expiration                           carryforward
                   ----------                           ------------
                      1998                               $  629,000
                      2000                                  611,000
                      2001                                2,041,000
                      2002                                2,046,000
                      2003                                2,611,000
                      2004                                1,454,000
                                                         ----------
                                                         $9,392,000
                                                         ==========

                 Notes to Financial Statements/December 31, 1996
--------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION - CONT.
--------------------------------------------------------------------------------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: The Fund had greater than 10% of its net assets at December 31, 1996, invested in each of Florida and New York.

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may invest in municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Fund's Statement of Assets and Liabilities at any given time.

                              FINANCIAL HIGHLIGHTS

Selected per share data, total return, ratios and supplemental data throughout each period are as follows:
                                                             Year ended December 31
                                                   ============================================
                                                     1996              1995              1994
                                                   ========          ========          ========
Net asset value -
   Beginning of period                             $ 11.050          $  9.930          $ 11.050
                                                   --------          --------          --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.630             0.644             0.673
Net realized and
  unrealized gain (loss)                             (0.193)            1.111            (1.121)
                                                   --------          --------          --------
   Total from Investment
      Operations                                      0.437             1.755            (0.448)
                                                   --------          --------          --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.617)           (0.635)           (0.672)
                                                   --------          --------          --------
Net asset value -
   End of period                                   $ 10.870          $ 11.050         $   9.930
                                                   ========          ========          ========

Market price per share                             $ 10.125          $  9.875          $  9.250
                                                   ========          ========          ========
Total return based on
market value (a)                                       9.06%            13.87%            (8.12)%
                                                   ========          ========          ========

RATIOS TO AVERAGE NET ASSETS
Expenses                                               0.88%(b)          1.08(b)           0.94%
Net investment income                                  5.80%(b)          6.08(b)           6.46%
Portfolio turnover                                       20%               37%               34%
Net assets at end
of period (000)                                    $125,125          $127,118          $114,260


----------

(a) Total return at market value assuming all distributions reinvested and excluding brokerage commissions.
(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected per share data, total return, ratios and supplemental data throughout each period are as follows:

                                                   Year ended December 31
                                                 ===========================
                                                   1993               1992
                                                 ========           ========
Net asset value -
   Beginning of period                           $ 10.960           $ 11.090
                                                 --------           --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.788              0.848
                                                 --------           --------
Net realized and
  unrealized gain (loss)                            0.090             (0.132)
                                                 --------           --------
   Total from Investment
      Operations                                    0.878              0.716
                                                 --------           --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.788)            (0.846)
                                                 --------           --------
Net asset value -
   End of period                                 $ 11.050           $ 10.960
                                                 ========           ========

Market price per share                           $ 10.750           $ 11.750
                                                 ========           ========
Total return based on
market value (a)                                    (2.16)%             7.43%
                                                 ========           ========

RATIOS TO AVERAGE NET ASSETS
Expenses                                             0.87%              0.86%
Net investment income                                7.08%              7.76%
Portfolio turnover                                     35%                18%
Net assets at end
of period (000)                                  $127,213           $126,169


----------

(a) Total return at market value assuming all distributions reinvested and excluding brokerage commissions.


------------------------------------------------------------------------------
Federal income tax information (unaudited)
All of the distributions will be treated as exempt income for federal income tax purposes.

------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Investment Grade Municipal Trust (the Fund) at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.






PRICE WATERHOUSE LLP
Boston, Massachusetts
February 10, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust generally distributes net investment income monthly and capital gains annually. Under the Trust's Dividend Reinvestment Plan (the "Plan") all distributions are reinvested automatically in additional shares of the Trust, unless the shareholder elects to receive cash or the shares are held in broker or nominee name and a reinvestment service is not provided by the broker or nominee.

All cash distributions are paid by check and mailed directly to the record holder by the dividend paying agent.

Distributions payable to Plan participants will be applied as soon as practicable by the dividend paying agent to the purchase of Trust shares in the open market for the Plan participants' accounts.

All Plan accounts receive monthly written confirmations of all transactions. Shares purchased under the Plan are ordinarily held in uncertificated form, although participants have the right to receive certificates for whole shares held in their account.

Each shareholder's proxy includes shares purchased pursuant to the Plan. The automatic reinvestment of distributions does not relieve participants of any income tax payable on the distributions. Participants may recognize capital gain or ordinary income for federal income tax purposes in an amount equal to the market value of shares received under the Plan.

Fees and expenses of the Plan other than brokerage charges will be paid by the Trust. Participants will bear a pro-rata share of brokerage charges incurred on open market purchases.

A Plan participant may terminate his or her participation by written notice to the Plan administrator. The Plan may be amended or terminated on 90 days written notice to the Plan participants. Upon withdrawal by any participant or any termination of the Plan, certificates for whole shares will be issued and cash payments will be made for any fractional shares. All correspondence concerning the Plan, including requests for information, should be directed to The First National Bank of Boston, the Trust's dividend disbursing agent and administrator of the Plan, at P.O. Box 1681, Boston, Massachusetts 02105, Attention: Dividend Reinvestment Department.

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Investment Grade Municipal Trust is:
The First National Bank of Boston
100 Federal Street
Boston, MA 02110
1-617-575-3120
1-800-730-6001


Colonial Investment Grade Municipal Trust mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Investment Grade Municipal Trust.

[COLONIAL LOGO]

Mutual Funds for
Planned Portfolios

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                      A Liberty Financial Company (NYSE:L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            IG-02/263D-1296 M (2/97)

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